Dear Shareholder,

October 31, 1997 marked the end of S.I.S. Mercator Fund's second year of operation. This was a year of contrasts, with sharp changes in fortune for both equities and bonds through the year.

This was also a year of change for the Fund itself. The name
Mercator was contested by an investment management group with a similar name. While the Fund's managers believe the Fund has a rightful claim to the name, they did not wish to incur the additional costs required to defend this position in court.

After investigation and discussion with legal counsel, it has been decided to change the name of the Fund. While the name is being changed, the management of the Fund will continue as before, with the aim of providing a relatively low risk vehicle through which to invest in world markets.

The performance of the two Portfolios is shown on page 4, both as a percentage return and showing the return that would have been received on a notional $100,000 investment. These returns are shown in comparison with the leading, relevant, global indices. For The Global Equity Portfolio (GEP) this is the Morgan Stanley Capital International World Index, although this is not entirely apposite since the Portfolio has generally adopted a more cautious stance, and for The Global Income Portfolio (GIP) it is the Salomon Brothers' World Government Bond Index.

For part of the year, the bond and equity markets were highly synchronized, at other times they went their separate ways. The background and highlights of each market are dealt with separately below.


The Income Portfolio.

From the vantage point of a US investor, world bond markets were subjected to considerable competing forces through the latest fiscal year. Bonds in Europe and Japan generally benefited from the weak economic news and continued low inflation, but then lost out in dollar terms as the currencies depreciated against the dollar. Later in the year, foreign currencies managed to recover a little ground, but by then the stronger economic news was unsettling the bond markets. However, bonds were able to hold onto the majority of the market gains as inflation rates remained extremely low. Late in the period, there was also the effect of the crisis in S.E. Asia, which for bonds proved to be beneficial. The main influence was still to come after the end of the 1997 fiscal year.

US bonds struggled early in the year due to the strength of the US economy. The economy remained strong throughout the year, but the strength of the dollar also resulted in exceptionally good inflation numbers. In the end it was these inflation statistics that carried the day and produced a favorable outcome for the US bond market.

One of the more remarkable developments over the year was the virtual elimination of the US Federal deficit. The outcome was much better than had been expected, and much better than most other countries in the world. The only other countries showing similar dramatic improvement were Canada and Australia, although the UK also made substantial progress in reducing its budget deficit. We, therefore, had the unusual situation of the English speaking countries leading the way in fiscal rectitude, while many of their previous, hard-money, critics struggled to bring large deficits under control.

In addition, it means that the UK is one of the few European countries that easily meets the fiscal criteria for joining the EMU. The irony being, of course, that the UK is not planning to join the single currency - at least not in this century. While national pride has won the battle, victory has gone to the continental Europeans who will benefit from a more efficient means of payment.

The UK economy performed much better than the major economies on the continent. This relative strength, and the monetary authorities hard line on inflation, resulted in higher short-term interest rates in the UK. Germany led most of Europe into a small increase in the Fall, but rates remain far below those in the UK. As a result, faster expansion is expected on the continent in 1998, while growth should slow to some extent in the UK.

The Income Portfolio was overweight in Canadian Bonds in 1997 through to the summer, both in terms of portfolio weight and duration. This picked up the strong outperformance of the Canadian bond market over this period. However, by the summer, it had become clear that Canada was experiencing a strong recovery and that the pace was accelerating, as a result the overweight position was cut back sharply.

Signs of improving economic conditions in Europe also resulted in cutting back weightings and duration late in the year. Reported results through the year showed US strength and European weakness, but the forecasts pointed towards at least some reversal of this relative performance. And changes at the margin can make a big difference to market movements. As a result, the fiscal year ended with long duration bonds concentrated in US Treasuries.

Japanese bonds offered very low yields, for good reason, and had little attraction within a global portfolio. Yields of 1.5% provide little room for further price appreciation, and a meager income. As a result, the Portfolio held no Japanese bonds over this period, and picked up relative performance as a result. A similar, but less extreme argument was applicable to Swiss bonds.

Over the latest fiscal year the Income Portfolio returned 4.2%. The total return on the Salomon Brothers World Government Bond
Index was 2.6% for the same period. This was, therefore, the second year in which the Portfolio outperformed the World Index by adopting a relatively cautious stance.

The Equity Portfolio.

The managers also adopted a cautious stance in the Equity
Portfolio, which, in this case, resulted in relative underperformance. The Equity Portfolio retuned 13.6% over the fiscal year, compared with 16.8% on the Morgan Stanley Capital
International Index.

The market conditions described above, provided a favorable background for stocks in the US and Europe. Japan, however, was left behind. After a strong start to the year, the decision to raise taxes in April sapped all strength out of the economy. The net result was far more devastating than would normally be expected, with consumers giving paramount importance to this one event in making purchasing decision.

The Japanese government made no allowance for consumer or investor confidence when it came to making economic policy. As a result, they caused what limited liquidity there had been to dry up totally. It was this loss of confidence/liquidity that, more than anything undermined the Japanese stock market.

Early in the year, Japanese stocks had turned in a relatively strong performance, but this did not survive the April tax increase. From that point, the performance deteriorated steadily, with each apparent turn for the better ending up in another dead end.
Confidence was further hit by the effect of asset deflation and sub-normal growth on the financial system, compounded by revelations of gangster payoffs.

With the market staggering under the weight of all this bad news, the S.E. Asian crisis came along to add even more pressure. What started as a necessary market adjustment in Thailand, ended up devastating the Korean markets and currency. Before reaching that destination, the virus jumped from country to country testing for inherent weakness. Malaysia and Indonesia fell under its influence. Hong Kong was battered but survived the onslaught. However, when it came to the turn of South Korea it was found that the apparently strong defences were made of sand, and crumbled away.

These effects extended beyond the end of the Fund's fiscal year, causing great uncertainty in all world markets. Adjustments are taking place, opening up markets that previously had been closed, and this will greatly improve investment opportunities in the future. In the near term, however, there are still difficulties to be overcome.

European stocks generally did very well in 1997, but gave up part of their gains in dollar terms because of the strength of the dollar in the first half of the year. The Portfolio was close to the MSCI weighting in Europe through this period, but with variations within the countries.

The main deviation from a neutral weighting was the gradual, defensive buildup in short-term assets. In addition, the Portfolio held no stocks in the emerging markets of S.E. Asia. As a result, risks were held under control, but exposure to Japan and larger than normal cash holdings held down the return for the year. Separating out the US equity portion of the Portfolio shows a return of 28% over the year. The return on the international portion on its own was 7% - above the EAFA Index return of 4.5%.

Long-term results of managing this type of portfolio have produced returns that exceed the MSCI World Index over the 1990's, while, at the same time, subject to significantly lower volatility/risk than average. Looking forward to 1998 we intend to maintain a low risk, low volatility approach that should over the long run provide above-average returns. This seems justified in an environment in which the risks have increased substantially.

Sincerely,




Richard T. Coghlan

President and Chairman





GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997

S.I.S. MERCATOR FUND, INC.

COMMON STOCKS (77.3%)

                                                   SHARES     U.S $ VALUE
NORTH AMERICA (40.7%)
  United States (34.3%)
    Adobe Systems Inc.                              8,800        $420,200
    Airtouch Communications Inc. (a)               10,800         417,150
    AMR Corp.                                       5,650         657,872
    Boeing                                          5,400         259,200
    C-Cube Microsystem (a)                         11,000         261,250
    Compaq Computers                                4,800         307,200
    EMC Corp. (a)                                   6,850         383,600
    Englehard Corp.                                14,900         258,887
    General Motors Corp.                            6,400         410,800
    Genzyme Corp.                                  11,500         314,813
    Hercules Inc.                                   5,600         256,900
    Home Depot Inc.                                11,610         647,257
    Intel Corp.                                     6,400         492,800
    International Business Machines Corp.           4,200         413,700
    Johnson Controls Inc.                           7,000         314,125
    Micron Technology Inc.                         10,000         268,750
    Motorola Inc.                                   5,200         322,400
    Newmont Mining Corp.                            1,622          56,770
    Oxford Health Plan                             11,000         283,937
    Philip Morris                                   7,000         277,375
    Quaker Oats Co.                                 9,700         464,387
    Read-Rite Corp. (a)                            14,600         290,175
    Sybase Inc. (a)                                17,000         277,313
    United Healthcare Corp.                          9400         435,338
    US West Media Group (a)                        18,000         454,500
                                                                8,946,699
  Canada (6.4%)
    Barrick Gold Corp.                             25,000         514,062
    BCE Inc.                                       21,800         607,675
    Canadian Pacific Ltd.                          18,700         557,494
                                                                1,679,231



GLOBAL EQUITY PORTFOLIO
Portfolio of Investments - CONTINUED
OCTOBER 31, 1997

S.I.S. MERCATOR FUND, INC.
                                                   SHARES    U.S. $ VALUE
EUROPE (18.7%)
  Switzerland (1.1%)
    Grands Magazines Jemoli-Bearer                    320         278,957
	                                                                	278,957
  Germany (6.4%)
    Deutsche Bank AG                                5,000         326,900
    Deutsche Lufthansa                             21,500         375,094
    Deutsche Telecom - ADR                         16,500         320,719
    Metro Holdings AG                               8,640         379,593
    Volkswagen AG                                     470         277,592
                                                              		1,679,898
  Finland (2.1%)
    Nokia Corp. - Sponsored ADR-A                   6,100         538,325

  France (3.9%)
    AXA-UAP                                         3,365         229,068
    CIE Generale Des Eaux                             994         115,727
    Club Mediterranee                               3,810         276,827
    Lagardere Group                                14,063         403,607
                                                              		1,025,229
  Italy (4.0%)
    Credito Italiano Spa                          270,000         722,423
    Fiat Spa                                       99,000         313,927
                                                              		1,036,350


GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 1997

S.I.S. MERCATOR FUND, INC.

                                                  SHARES       U.S. $ VALUE
  United Kingdom (1.2%)
    Williams Holdings PLC                         50,000          299,557
		                                                                299,557
ASIA (17.9%)
  Japan (14.8%)
    Bank of Tokyo-Mitsubishi Ltd.                 14,000          182,558
    Fanuc                                          7,500          302,741
    Honda Motor Corp.                             12,000          403,654
    Kajima Corp.                                  18,000           80,581
    Kyocera                                       10,000          572,259
    Matsushita Electronic Industrial Co.          30,000          503,322
    Mitsubishi Heavy Industries                   58,000          284,701
    Nintendo Corp.                                 4,100          354,152
    Nippon Steel                                  96,000          197,741
    Nomura Securities Co. Ltd.                    25,000          290,698
    Sony Corp.                                     4,800          398,272
    Toyota Motor Corp.                            10,000          278,239
	                                                               3,848,918
  Australia (3.1%)
    Broken Hill Properties                        25,000          246,402
    CSR Ltd.                                      84,600          293,024
    Pacific Dunlop Ltd.                          126,500          269,311
	                                                                	808,737

TOTAL COMMON STOCK (Cost: $14,829,411)                         20,141,901


GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 1997

S.I.S. MERCATOR FUND, INC.

FIXED INCOME SECURITIES (4.6%)
                                           Principal Amt. (b)    U.S. $ Value
  United States (3.0%)
    Argentina Gov. Bond 9.25% due 02/23/2001        500,000        $495,000
    Credit Lyonnais Corp. 6.72% due 9/19/2049       300,000         299,063
                                                                  		794,063
  South Africa (1.6%)
     Toyota Corp. 15.75% due 02/25/1998           2,000,000         411,241

TOTAL DEBT SECURITIES (Cost: $1,247,552)                          1,205,304

SHORT-TERM INVESTMENTS (10.8%)
    U.S. Treasury Bills 4.79% due 11/06/97        2,100,000       2,098,628
    Highmark Money Market Fund                      204,046         204,046
    Banco Rio Corp. 6.19% due 08/10/98              500,000         500,000

TOTAL SHORT-TERM INVESTMENT (Cost $2,802,674)                     2,802,674

TOTAL INVESTMENT IN SECURITIES (Cost: $15,879,637) (Notes 2A
and 3) (92.7%)                                                   24,149,879

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-NET (7.3%)         1,905,641

TOTAL NET ASSETS (100.0%)                                       $26,055,520


(a) non-income producing security
(b)	in local currency



GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997

S.I.S. MERCATOR FUND, INC.


FIXED INCOME SECURITIES (80.1%)
                                       		            Principal   U.S.$ Value
		                                                                Amt. (a)
NORTH AMERICA (62.9%)
  United States (62.9%)
    Credit Lyonnais 6.72% due 09/19/2049               400,000    $398,750
    PDV America Inc. 7.25% due 08/01/1998              100,000     100,500
    Republic of Argentina Bond 9.25% due 02/23/2001    600,000     594,000
    Republic of Italy Bond 6.875% due 09/27/2023       500,000     503,271
    US Treasury Bond 5.625% due 02/15/2006             500,000     490,781
    US Treasury Bond 8.0% due 11/15/2021               500,000     608,828
    US Treasury Bond 7.5% due 11/15/2024               300,000     349,687
    US Treasury Bond 7.625% due 02/15/2025             300,000     354,937
    US Treasury Bond 6.75% due 08/15/2026              500,000     536,875
    US Treasury Note 8.00% due 08/15/1999            1,800,000   1,871,156
    US Treasury Note 7.75% due 02/15/2001              400,000     423,875
    US Treasury Note 8.0% due 05/15/2001               550,000     589,360
    YPF Corp 8.0% due 02/15/2004                       350,000     352,954
                                                               		7,174,974
EUROPE (11.6%)
  European CC (7.7%)
    Council of Europe Bond 6.75% due 05/11/2004        300,000     363,143
    United Kingdom Bond 9.125% due 02/21/2001          400,000     511,846
                                                                  	874,989
  Italy (3.9%)
    Republic of Italy Bond 9.5% due 12/01/1997     750,000,000     441,020


GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 1997

S.I.S. MERCATOR FUND, INC.
                                                     Shares/    U.S.$ Value
	                                                Principal Amt.
OTHER COUNTRIES (5.6%)

  Australia (2.0%)
    First Australia Prime Income Fund                  28,000    $227,500

  South Africa (3.6%)
    Toyota Motor Corp. 15.75% due 02/25/1998        2,000,000     411,241


TOTAL DEBT SECURITIES (Cost: $8,622,641)                        9,129,724

COMMON STOCKS  (3.8%)
    BCE Inc.                                          10,000      278,750
    Southern CO.	                                      7,500      172,031

TOTAL COMMON STOCK (Cost: $338,525)                               450,781

SHORT-TERM INVESTMENTS  (9.0%)
    U.S. Treasury Bills 4.76% due 11/06/1997         450,000      449,708
    Highmark Money Market Fund                       275,642      275,642
    Banco Rio Corp 6.19% due 08/10/1998              300,000      300,000

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,025,350)                 1,025,350

TOTAL INVESTMENT IN SECURITIES (Cost: $9,986,516) (Notes 2A
and 3) (92.9%)                                                 10,605,855

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-NET (7.1%)         804,878

TOTAL NET ASSETS (100.0%)                                     $11,410,733

(a) in local currency

See notes to financial statements


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
S.I.S. MERCATOR FUND, INC.

                                             Global Equity  Global Income
                                                Portfolio      Portfolio
ASSETS
  Investment in securities, at value
    (identified cost $18,879,637 and
    $9,986,516 respectively) (Notes 1 and 2A)    $24,149,879    $10,605,855
  Cash (including foreign currencies)                808,317        571,802
  Receivables:
    Interest and dividends                           100,202        237,908
    Investment securities sold                     1,515,054           -
    Tax reclaims                                        -              -
  Prepaid expenses                                     2,683         1,341
  Deferred organization expenses (Note 2G)            18,903        18,903
  Total assets                                    26,595,038    11,435,809

LIABILITIES
  Payable for securities purchased                   482,190           -

  Accrued expenses                                    57,328        25,076

  Total liabilities                                  539,518        25,076

NET ASSETS (Note 4)	                             $26,055,520   $11,410,733

  Shares outstanding                               2,291,581     1,211,611

  Net asset value, offering and redemption
  price per share                                     $11.37         $9.42

At October 31, 1997, the components of
net assets were as follows:
  Paid-in capital                                $20,741,480   $10,769,383
  Unrealized appreciation of investments
  and translation of foreign currency
  denominated assets and liabilities               5,314,040       641,350
                                                 $26,055,520   $11,410,733
See notes to financial statements


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997
S.I.S. MERCATOR FUND, INC.

                                             GLOBAL EQUITY    GLOBAL INCOME
                                                PORTFOLIO        PORTFOLIO
INVESTMENT INCOME
INCOME
  Interest                                        $260,277       $793,765
  Dividends  (net of foreign taxes withheld
  of $26,622 and $1,378 respectively               271,830         43,905
    Total income                                   532,107        837,670

EXPENSES
  Investment management fees (Note 5)              250,734        106,170
  Distribution expenses (Note 6)                     5,210            708
  Shareholder servicing fees (Note 6)               69,650         29,492
  Administration (Note 5), accounting
  and transfer agent                                95,491         45,044
  Professional fees                                 21,785         11,797
  Custody fees                                      20,475            310
  Amortization of organization expenses              6,190          6,190
  Directors' fees and expenses                       2,564            795
  Other operating expenses                           3,168          2,047

    Total expenses                                 475,267        202,553
    Net investment income                           56,840        635,117

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain from investments             1,996,918        300,742
  Net realized gain <loss> from foreign
    currency transactions                          (76,360)       (83,372)
  Net change in unrealized appreciation
    of investments                               1,577,025       (384,621)
  Net change in unrealized
     appreciation/depreciation of foreign
     currency denominated assets and liabilities    59,734         (3,241)

  Net gain <loss> on investments and foreign
    currency denominated asset and liabilities   3,557,317       (170,492)
  Net increase in net assets resulting
    from operations                             $3,614,157       $464,625

See notes to financial statments

GLOBAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
S.I.S. MERCATOR FUND, INC.

                                         Year ended         November 8 1995*
                                     October 31, 1997     to October 31, 1996
OPERATIONS
  Net investment income                     $56,840              $108,299
  Net realized gain on investments
    and foreign currency transactions     1,920,558             2,099,673
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities    1,636,759                97,013

  Net increase in net assets resulting
     from operations                      3,614,157             2,304,985

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment
    income ($0.04 and $0.07 per share,
    respectively)                          (103,025)             (164,442)
  Distribution from realized gains
    ($0.84 per share)                    (1,931,165)                   -

CAPITAL SHARE TRANSACTION
  Net increase (decrease) in net assets
    from capital share transactions (a)  (1,661,764)            23,896,774

  Net increase (decrease) in net assets     (81,797)            26,037,317
  Net assets at the beginning of
    the period                           26,137,317                100,000
  Net assets at the end of the period
    (including undistributed net
    investment income of $-0- and
    $103,025 respectively)              $26,055,520            $26,137,317

(a) A summary of capital share transactions is as follows:
                                       Year ended          November 8,1995*
                                    October 31, 1997     to October 31, 1996
                                    Shares    Value       Shares       Value

Shares sold                        46,525    $514,080     241,065  $2,541,747
Shares issued in tax-free
    reorganization (Note 1	           -          -	     2,555,558  25,555,585
  Shares issued in reinvestment of
    distributions	to shareholders 182,905   2,034,170      16,023     164,442
                                  229,430   2,548,250   2,812,646  28,261,774

Shares redeemed                  (353,430) (4,210,014)	  (407,065) (4,365,000)
Net increase (decrease)          (124,000)($1,661,764)  2,405,581 $23,896,774
*Commencement of operations

See notes to financial statements

GLOBAL INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
S.I.S. MERCATOR FUND, INC.

                                        Year ended         November 8 1995*
                                     October 31, 1997    to October 31, 1996
OPERATIONS
  Net investment income                   $635,117              $609,044
  Net realized gain on investments
    and foreign currency transactions      217,370               355,025
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities    (387,862)               (9,170)

  Net increase in net assets resulting
    from operations                        464,625               954,899

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment
    income ($0.90 and $0.28 per share,
    respectively)                       (1,071,807)             (356,834)
  Distributions from realized gains
   ($0.57 per share)                      (676,413)                  -

CAPITAL SHARE TRANSACTION
  Net increase (decrease) in net assets
    from capital share transactions (a)  	(175,271)           12,221,534

  Net increase (decrease) in net assets (1,458,866)           12,819,599
  Net assets at the beginning of the
    period                              12,869,599                50,000
  Net assets at the end of the period
    (including undistributed net
    investment income of $-0- and
    $513,872 respectively)            $11,410,733           $12,869,599

(a) A summary of capital share transactions is as follows:
                                     Year ended        November 8, 1995* to
                                   October 31, 1997      October 31, 1996
                                  Shares      Value     Shares        Value

Shares sold                          -          -       30,672     $300,000
Shares issued in tax-free
  reorganization (Note 1)            -          -    1,298,970   12,989,700
Shares issued in reinvestment
  of distributions to
  shareholders                   180,658  1,748,229     35,740 	    356,834
                                 180,658  1,748,229  1,365,382   13,646,534
Shares redeemed                 (197,017)(1,923,500)  (142,412)	 (1,425,000)
Net increase (decrease)          (16,359) $(175,271)	1,222,970	 $12,221,534
*Commencement of operations

See notes to financial statements

GLOBAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

S.I.S. MERCATOR FUND, INC.

                                          Year ended      November 8, 1995+ to
                                       October 31, 1997      October 31, 1996

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period        $10.82               $10.00

  Net income from investment operations
    Net investment income                       0.02                 0.05
    Net realized and unrealized gain
      on investments and foreign
      currency transactions                     1.41                 0.84

    Total from investment operations            1.43                 0.89

  Less distributions
    Distributions from net investment income   (0.04)               (0.07)
    Distributions from realized gains          (0.84)                  -
    Total distributions                        (0.88)               (0.07)

  Net asset value, end of period              $11.37               $10.82

TOTAL RETURN                                   13.57%                8.89% *

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)   $26,056              $26,137
  Ratio to average net assets
    Expenses                                    1.71%               1.82% **
    Net investment income                       0.20%               0.40%**
  Portfolio turnover rate                         25%                 42%
  Average commission rate paid               $0.0544             $0.0317


	 + Commencement of operations
* 	Total return has not been annualized
**	Annualized

See notes to financial statements


GLOBAL INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
S.I.S. MERCATOR FUND, INC.

                                       Year ended        November 8, 1995+ to
                                      October 31, 1997    October 31, 1996

PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period     $10.48                  $10.00
  Net income from investment operations
    Net investment income                    0.47                    0.50
    Net realized and unrealized gain
      <loss> on investments and
      foreign currency transactions         (0.06)                   0.26
    Total from investment operations        (0.41)                   0.76

  Less distributions
    Distributions from net
      investment income                     (0.90)                  (0.28)
    Distributions from net realized gains   (0.57)                     -
    Total distributions                     (1.47)                  (0.28)

  Net asset value, end of period            $9.42                  $10.48

TOTAL RETURN                                 4.19%                   7.79% *

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
    period (in thousands)                 $11,411                 $12,870
  Ratio to average net assets
    Expenses                                1.72%                    1.84% **
    Net investment income                   5.39%                    4.88% **
  Portfolio turnover rate                     22%                      29%
  Average commission rate paid                n/a                      n/a



	+ Commencement of operations
* 	Total return has not been annualized
**	Annualized

See notes to financial statments


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
S.I.S. MERCATOR FUND, INC.
(1)	ORGANIZATION

S.I.S. MERCATOR FUND, INC. (FORMERLY
NAVIGATOR FUND, INC.) (THE "Fund"), is registered under the Investment Company Act of 1940, as amended (the
"1940 Act"), as an open-end management investment company and is authorized to issue shares in separate series. The Fund currently offers shares in two diversified series, the Global Equity Portfolio and the Global Income Portfolio (the "Portfolios").

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws. On November 8, 1995 the Fund sold 10,000 shares of the Global Equity Portfolio for $100,000 and 5,000 shares of the Global Income Portfolio for $50,000 to an Officer and Director of the Fund and principal shareholder of East Coast Consultants, Inc. ("East Coast"), the Fund's principal underwriter, and Strategic Investment Services, Inc. ("Strategic"), the Fund's investment advisor.

On November 10, 1995, 2,555,558 shares of the Global Equity Portfolio, having a value of $25,555,585, were issued to a partnership in an exchange which qualified as a tax-free reorganization under the Internal Revenue Code. The net assets of the partnership, consisting principally of marketable securities, were $25,555,585, including unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies of $3,580,267 and undistributed net investment income of $145,866.

On November 10, 1995, 1,298,970 shares of the Global Income Portfolio, having a value of $12,989,700, were issued to a foundation in an exchange which qualified as a tax-free reorganization under the Internal Revenue Code. The net assets of the foundation, consisting principally of marketable securities, were $12,989,700, including unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies of $1,038,381 and undistributed net investment income of $276,228.


(2)	Significant Accounting Policies

The Global Equity Portfolio's investment objective is to achieve a high rate of return, with emphasis on capital appreciation, by investing principally in equity securities of companies located anywhere in the world, but predominately in the developed countries. The Global Income Portfolio's investment objective is to achieve a relatively stable rate of total return with emphasis on yield, by investing principally in fixed income securities and, to a lesser extent, in equity securities of high quality companies located predominately in the developed countries with, at most, very limited exposure to less developed countries. The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A.	Security Valuation. The securities held by the Portfolios are valued as of the close of the New York Stock Exchange (the
"NYSE"). Listed securities are valued at the last quoted sales price on the exchange were the security is principally traded. Securities listed on foreign exchanges are valued at the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors.

B.	Currency Translation. The market values of all assets and
liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S. dollar last quoted by a major bank or broker. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C.	Forward Currency Contracts. The Portfolios may enter into
forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.

Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D.	Federal Income Taxes. The Portfolios intend to comply with
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E.	Security Transactions, Interest and Dividends. As is common
in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned. Discounts and premiums are amortized in accordance with Federal income tax requirements. Dividends are recorded on the ex-dividend date.

F.	Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.	Deferred Organization Expenses. All of the expenses incurred by the Fund in connection with the organization and the registration of the Portfolios' shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years.

H.	Use of Estimates. In preparing financial statements in
accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	Investments

For the year ended October 31, 1997, the cost of securities purchased and the proceeds from securities sold, excluding short
-term notes, was $6,171,312 and $10,286,780, respectively, for the Global Equity Portfolio, and $2,357,495 and $3,668,841, respectively, for the Global Income Portfolio.

At October 31, 1997 net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $5,794,702 and $(524,460), respectively, for the Global Equity Portfolio and $674,592 and $(55,253) respectively, for the Global Income Portfolio.


(4)	Capital Stock

At October 31, 1997, the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the Global Equity
Portfolio and 100 million shares designated and classified the Global Income Portfolio.



(5)	Investment Management Fee and Administration Fee

Investment Advisory Agreement. Strategic provides investment management services to each of the Portfolios under an Investment Advisory Agreement. Strategic provides the Portfolios with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services Strategic is paid a monthly fee which is equal to the annual rate of 0.90% of each Portfolio's average daily net assets.

Administration Agreement. Strategic also serves as the Administrator of the Fund under an Administration Agreement.
The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services Strategic is paid a monthly fee which is equal to the annual rate of 0.25% of each Portfolio's average daily net assets.


(6)	Distribution Plans

Distribution Plan. The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East Coast for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.


(7)	Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Strategic and East Coast.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
S.I.S. Mercator Fund, Inc.


Shareholders and Board of Directors
S.I.S. Mercator Fund, Inc.
Bryn Mawr, Pennsylvania


We have audited the accompanying statement of assets and liabilities of S.I.S. Mercator Fund, Inc. (comprising, respectively, the Global Equity Portfolio and the Global Income Portfolio), including the portfolios of investments, as of October 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights of S.I.S. Mercator Fund, Inc. for the period November 8,1995 (commencement of operations) to October 31,
1996 were audited by other auditors whose report dated
November 18, 1996, expressed an unqualified opinion on the statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Equity Portfolio and the Global Income Portfolio as of October 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.



Briggs, Bunting & Dougherty, LLP



Philadelphia, Pennsylvania
November 14, 1997